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                                                                    EXHIBIT 10.1


              CAMBRIDGE TECHNOLOGY PARTNERS (MASSACHUSETTS), INC.

                             1991 STOCK OPTION PLAN

                       (as amended through April 1, 1999)

1.  PURPOSE

  The name of this plan is the Cambridge Technology Partners (Massachusetts), Inc. 1991 Stock Option Plan (the ``Plan''). The purpose of the Plan is to promote the long-term success of Cambridge Technology Partners (Massachusetts), Inc., a Delaware corporation (the ``Company''), by providing financial incentives to the officers, employees, directors and consultants of the Company who are in positions to make significant contributions toward such success. The Plan is designed to attract individuals of outstanding ability to become or to continue as officers, employees, directors or consultants of the Company, to enable such individuals to acquire or increase proprietary interests in the Company through the ownership of shares of Common Stock of the Company, and to render superior performance during their associations with the Company. The Company intends that this purpose will be effected by the granting pursuant to the Plan of options for shares of the Company's Common Stock (hereinafter referred to as ``Options'') that either do meet the definition of ``incentive stock options'' (``Incentive Options'') in Section 422(b) of the Internal Revenue Code of 1986, as amended (the ``Code''), or do not meet such definition (``Nonqualified Options'').

  References herein to ``the Company'' shall include any successor corporation to the Company and also any subsidiary of the Company (such that, if the Company has one or more subsidiaries, individuals who are officers or key employees thereof are eligible to be granted Options under the Plan).

2.  OPTIONS TO BE GRANTED AND ADMINISTRATION

  (a) Options granted under the Plan may be either Incentive Options or Nonqualified Options. An Option shall not be considered to be an Incentive Option unless designated as such at the time of grant or in the option agreement relating to such option, and any option that is not so designated (or even if so designated fails to meet the definition of ``incentive stock option'' under
Section 422(b) of the Code) shall be a Nonqualified Option. Unless otherwise specified in a particular grant, Options granted under the Plan are intended to qualify as performance-based compensation to the extent required under Section 162(m) of the Code and the regulations thereunder.

  (b) The Plan shall be administered by a committee (the ``Option Committee'') of not less than two members of the Board of Directors of the Company selected by and from the members of the Company's Board of Directors in accordance with the provisions of the Company's By-Laws relating to the appointment of Committees; provided, however,

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that the Plan shall be administered so that Options granted under the Plan will qualify for the benefits provided by Rule 16b-3 (or any successor rule to the same effect) under the Securities Exchange Act of 1934 and by Section 162(m) of the Code (or any successor provision to the same effect) and the applicable regulations thereunder. Subject to the provisions of this Plan, the Option Committee shall exercise all powers under the Plan, unless and until other action is taken by the Company's Board of Directors. Action by the Option Committee shall require the affirmative vote of a majority of all its members, and a further vote of the Company's Board of Directors shall be required for the approval of any and all grants of Options recommended by the Option Committee.

  (c) Subject to the terms and conditions of the Plan, the Option Committee shall have the power:

     (i) To determine from time to time the Options to be granted to eligible persons under the Plan, and to prescribe the terms and provisions (which need not be identical) of each Option granted under the Plan to such persons, and to recommend the grant of Options to the Board of Directors of the Company for its approval;

     (ii) To construe and interpret the Plan and Options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Option Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Option Committee and, with respect to the grant of Options, by the Board of Directors of the Company in the exercise of this power shall be final and binding upon the Company and all optionees; and

     (iii) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

   (d) No issued and outstanding Option shall be repriced to a lower purchase price per share at any time during the term of such Option, without the prior affirmative vote of a majority of the shares of stock of the Company present at a stockholders' meeting in person or by proxy and entitled to vote thereon. Any amendment or repeal of this section 2, clause (d), shall require the affirmative vote of a majority of shares of stock of the Company present at a stockholders' meeting in person or by proxy and entitled to vote thereon.

3.  STOCK SUBJECT TO THE PLAN

  (a) The stock subject to the Options granted under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.01 per share (the ``Common Stock''), or previously issued shares of Common Stock that have been

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reacquired and reserved by the Company's Board of Directors for resale upon exercise of Options granted under the Plan. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall not exceed an aggregate of 23,000,000 shares of Common Stock. Such number shall be subject to adjustment as provided in Section 9 hereof.

  (b) Whenever any outstanding Option under the Plan expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such Option may again be the subject of Options under the Plan.

  (c) No employee of the Company may be granted Options to acquire, in the aggregate, more than 3,000,000 shares of Common Stock under the Plan. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

4.  STOCK OPTION GRANTS

  (a) Incentive Options may be granted only to persons who are employees of the Company, including members of the Board of Directors who are also employees of the Company. Nonqualified Options may be granted to officers and employees of the Company, to directors of the Company, whether or not they are also employees of the Company, to consultants to the Company who are not employees, and to such other persons as the Option Committee shall select from time to time. The determination of the persons eligible to receive grants, the number of shares of Common Stock for which Options are granted and the determination of whether an Option shall be an Incentive Option or a Nonqualified Option shall be made by the Option Committee, subject to the approval of the Board of Directors of the Company.

  (b) No person shall be eligible to receive any Incentive Option under the Plan if at the date of grant such person beneficially owns (or would own upon the exercise of any Options held, or which upon such grant would be held, by such person) in excess of ten percent (10%) of the outstanding shares of Common Stock, unless (i) the exercise price is at least 110% of the fair market value (determined as provided in Section 5(c) hereof at the time the Incentive Option is granted) of the shares of Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted.

  (c) The aggregate fair market value (determined as provided in Section 5(c) hereof at the time the Incentive Option is granted) of shares of Common Stock with respect to which any Incentive Option is exercisable for the first time by the optionee during any

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calendar year (plus the value of any other such shares of Common Stock first purchasable in such year under any other Option under the Plan or any other plan of the Company or any parent or subsidiary thereof intended to be an ``incentive stock option'' under Section 422 of the Code) shall not exceed $100,000, and no person shall be eligible to receive an Incentive Option for shares of Common Stock in excess of such limitation.

5.  TERMS OF THE OPTION AGREEMENTS

  Each option agreement for Options granted under the Plan shall contain such provisions as the Option Committee shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language, or by reference to this Section 5 of the Plan, shall include the substance of all of the following provisions:

  (a) Expiration.   Each Option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the Option was granted. Each Incentive Option shall in any event expire not later than three months after the optionee is for any reason no longer employed by the Company, except (i) if such termination of employment results from optionee's disability (within the meaning of Section 22(e)(3) of the Code), an Option may be exercised within twelve months thereafter, whether or not exercisable at the time of such termination, and (ii) if such termination of employment results from the optionee's death, an Option may be exercised by his executors or administrators within twenty-four months thereafter, whether or not exercisable at the time of such termination.

  (b) Exercise.   Unless the Option Committee shall otherwise determine at the time an Option is granted, each Option shall become vested and exercisable with respect to 25% of the shares of Common Stock subject to such Option as of the first anniversary of the date of grant and, thereafter, with respect to an additional 2.083% of the shares subject to such Option as of the same day (or the immediately preceding day if a month does not have such day) of each calendar month thereafter, so that such Option shall be exercisable in full as of the fourth anniversary of the date of grant. Unless otherwise provided in the vote of either the Option Committee or the Board of Directors of the Company, for this purpose the date of the grant of an Option shall be the date on which the Board of Directors approves the grant. To the extent not exercised, vested installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable, but not later than the date the Option expires or terminates.

  (c) Purchase Price.   Unless the Option Committee shall otherwise determine at
the time the Option is granted, the purchase price per share of Common Stock under each Option shall be not less than the fair market value of a share of Common Stock on the date the Option is granted. For the purposes of the Plan, the fair market value of the shares of Common Stock shall be determined by the Option Committee with the approval of the Board of Directors of the Company.

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6.  LIMITATION ON RIGHTS OF OPTIONEES

  (a) Transferability of Options. Except as set forth below, (i) no Option shall be transferable by any optionee other than by will or by the laws of descent and distribution and (ii) Options may be exercised during the optionee's lifetime only by the optionee (or, if the optionee is disabled and so long as the Option remains exercisable, by the optionee's duly appointed guardian or other legal representative). However, the Committee may, in its discretion, permit a Non-qualified Option holder to transfer the Non-qualified Option to family members or other persons for estate planning purposes. In connection with permitting transfers, the Committee may require that (i) no consideration be given or payment made for any such transfer, (ii) the stock option agreement pursuant to which such Option is granted must be approved by the Committee, and must expressly provide for transferability at the date of grant in a manner consistent with the Plan, and (iii) subsequent transfers of the transferred Option shall be prohibited except those in accordance with this Section. Following any such transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Sections 2, 6(b) - (d), 7, 8, 9 and 12 hereof the term "optionee" shall be deemed to refer to the transferee. The events of termination of employment set forth in an optionee's option agreement shall continue to be applied with respect to the original optionee, following which the Options shall be exercisable by the transferee only to the extent and for the periods specified in such option agreement.

  (b) No Shareholder Rights. No optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any Option unless and until
(i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the shares to the optionee, and (iii) the optionee's name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

  (c) No Employment Rights. Neither the Plan nor the grant of any Option thereunder shall be deemed to confer upon any optionee any rights of employment with the Company, including without limitation any right to continue in the employ of the Company, or affect the right of the Company to terminate the employment of an optionee at any time, with or without cause.

  (d) Authority of Company. The existence of the Options shall not affect: the right or power of the Company or its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; any issue of bonds, debentures, preferred or prior preference stock affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company, or sale or

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transfer of any part of its assets or business; or any other act, whether of a similar character or otherwise.

7.  METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

  (a) Notice of Exercise. Any Option granted under the Plan may be exercised by the optionee by delivering to the Chief Financial Officer of the Company (or such other representative of the Company as the Option Committee may designate) on any business day a written notice specifying the number (which shall be consistent with the provisions of Section 5(b) hereof) of shares of Common Stock the optionee then desires to purchase (the ``Notice'').

  (b) Payment. Payment for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made either (i) in cash or by check representing good funds in an amount equal to the option price for the number of shares of Common Stock specified in the Notice (the ``Total Option Price''), or
(ii) if authorized by the applicable option agreement, by the valid and properly completed transfer to the Company of a number of shares of Common Stock having a fair market value, determined as provided in Section 5(c) hereof, equal to or less than the Total Option Price, plus cash or check in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock.

8.  NOTICE OF DISPOSITION; WITHHOLDING; ESCROW

  An optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Option, within two (2) years after the grant of such Incentive Option or within one (1) year after the acquisition of such shares of Common Stock, setting forth the date and manner of disposition, the number of shares of Common Stock disposed of and the price at which such shares of Common Stock were disposed of. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the optionee any additional amounts which may be required for such purpose as a condition of delivering the shares of Common Stock acquired pursuant to an Option. The Option Committee may, in its discretion, require shares of Common Stock acquired by an optionee upon exercise of an Incentive Option to be held in an escrow arrangement for the purpose of enabling compliance with this Section 8.

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9.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

  (a) Events for Adjusting Number and Price. If the shares of Common Stock as a whole are changed into or exchanged for a different number or kind of shares or securities of the Company, whether through reorganization, recapitalization, reclassification, stock dividend or other distribution, split, combination of interests, exchange of interests, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares of Common Stock subject to the Plan and in the number, kind, and per share exercise price of shares of Common Stock subject to unexercised Options or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding Option, the optionee thereafter shall have the right to purchase the number of shares of Common Stock under such Option at the per share price, as so adjusted, which the optionee could purchase at the total purchase price applicable to the Option immediately prior to such adjustment.

  (b) Option Committee and Board Action. Adjustments under this Section 9 shall be determined by the Option Committee and approved and ratified by the Board of Directors of the Company, and such determinations shall be conclusive. The Option Committee shall have the discretion, and power in any such event to determine and to make effective provision for acceleration of the time or times at which any Option or portion thereof shall become exercisable. No fractional interests shall be issued under the Plan on account of any adjustment specified above.

10.  AMENDMENT OR TERMINATION OF PLAN.

  The Board of Directors of the Company may modify, revise or terminate this Plan at any time and from time to time, except that, other than as provided in
Section 9 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months before or after the date of adoption of such amendment, where such amendment will:

  (a) increase the number of shares of Common Stock as to which Options may be granted under the Plan;

  (b) change in substance Section 4 hereof relating to eligibility to participate in the Plan;

  (c) change the minimum purchase price of Incentive Options to be granted under the Plan;

  (d) increase the maximum term of Options provided herein; or

  (e) otherwise materially increase the benefits accruing to participants under the Plan.

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  Except as provided in Section 9 hereof, rights and obligations under any
Option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the optionee.

11.  EFFECTIVE DATE; NONEXCLUSIVITY

  (a) Effective Date. This Plan will be deemed to have been adopted and to be effective when approved by the stockholders of the Company in compliance with Temporary Regulation (S)14a-422A-2 under the Code.

  (b) Nonexclusivity. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board of Directors of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

12.   GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

  (a) Securities Laws. If in the opinion of legal counsel for the Company the issuance or sale of any shares of Common Stock pursuant to the exercise of an Option would not be lawful for any reason, including without limitation the inability of the Company to obtain from any governmental authority or regulatory body having jurisdiction the authority deemed by such counsel to be necessary to such issuance or sale, the Company shall not be obligated to issue or sell any shares of Common Stock pursuant to the exercise of an Option to an Optionee or any other authorized person unless a registration statement that complies with the provisions of the Securities Act of 1933, as amended, (the ``Act'') in respect of such shares of Common Stock is in effect at the time thereof, or other appropriate action has been taken under and pursuant to the terms and provisions of the Act, or the Company receives evidence satisfactory to such counsel that the issuance and sale of such shares of Common Stock, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the Act or any applicable state securities law. The Company is in no event obligated to register any such shares of Common Stock, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares of Common Stock of any optionee or other authorized person.

  (b) Withholding Taxes. As a condition of exercise of an Option, the Company may, in its sole discretion, withhold or require the optionee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant or any exercise of an Option.

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  (c) Governing Law.  The Plan shall be interpreted such that all options hereunder intended to be Incentive Options shall meet the requirements therefor set forth in Section 422 of the Code (and any applicable regulations, rulings or judicial decisions interpreting said Section). Otherwise, the Plan shall be governed by and interpreted under the laws of the State of Delaware.

13.  TERMINATION OF GRANTING OF OPTIONS UNDER THE PLAN

  No Option may be granted under the Plan after the tenth anniversary of the effective date of the Plan.

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